Exhibit 32

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of SCBT Financial Corporation (“the Company”) on Form 10-Q for the period ended March 31, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Robert R. Hill, Jr., President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. paragraph 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  May 10, 2010

/s/ Robert R. Hill, Jr.
Robert R. Hill, Jr.
President and
Chief Executive Officer

CERTIFICATION OF THE CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of SCBT Financial Corporation (the “Company”) on Form 10-Q for the period ended March 31, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Donald E. Pickett, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. paragraph 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  May 10, 2010

/s/ Donald E. Pickett
Donald E. Pickett
Executive Vice President and
Chief Financial Officer